Exhibit 99.2

United Technologies United Technologies Investor Webcast September 22, 2011 CARRIER HAMILTON SUNDSTRANT OTIS PRATT & WHITNEY SIKORSKY UTC FIRE & SECURITY NYSE: UTX

This presentation includes “forward looking statements” concerning a proposed transaction, its financial and business impact, management’s beliefs and objectives with respect thereto, and management’s current expectations for our future operating and financial performance, including anticipated sales, earnings and cash flow, based on assumptions currently believed to be valid. Forward-looking statements can be identified by the use of words such as “believe,” “expect,” “expectations,” “plans,” “strategy,” “prospects,” “estimate,” “project,” “target,” “anticipate,” “will,” “should,” “see,” “guidance,” “confident” and other words of similar meaning in connection with a discussion of future operating or financial performance. It is uncertain whether the events anticipated will transpire, or if they do occur what impact they will have on the results of operations and financial condition of UTC and of the combined companies. These forward looking statements involve significant risks and uncertainties that could cause actual results to differ materially from those anticipated, including but not limited to the ability of the parties to satisfy the conditions precedent and consummate the proposed transaction, the timing or consummation of the proposed transaction, the ability of the parties to secure regulatory approvals in a timely manner or on the terms desired or anticipated, the ability of UTC to integrate the acquired operations, the ability to implement the anticipated business plans following closing and achieve anticipated benefits and savings, and the ability to realize opportunities for growth and innovation. Other important economic, political, regulatory, legal, technological, competitive and other uncertainties are identified in the SEC filings submitted by UTC and Goodrich from time to time, including their respective Quarterly Reports on Form 10-Q, Annual Reports on Form 10-K, and Current Reports on Form 8-K. The forward looking statements included in this press release are made only as of the date hereof. Neither UTC nor Goodrich undertakes any obligation to update the forward looking statements to reflect subsequent events or circumstances.

UTC Goodrich rationale Well-established segment position Complementary products High aftermarket content Solid growth prospects Aerospace cycle timing Well positioned on next generation aircraft Significant value creation for customers and investors 1

UTC AND GOODRICH Complementary across the airframe Auxiliary Power Systems Tail Cones Exterior Lighting Environmental Controls Systems Cargo Systems Electrical Power Systems Passenger Service Units Fire Detections and Suppression Landing gear Wheels and brakes Proximity sensors Actuation flight control Engine Bleed Systems Anti-Ice and Ice Detection Emergency Power Systems Security Systems Flight/Cockpit Controls Air data, Sensors & systems Engine Controllers (EEC) Engine gearboxes Engines Nacelles & thrust reversers 2

0 1,000 2,000 3,000 4,000 5,000 6,000 7,000 8,000 9,000 1970 1980 1990 2000 2010 2020 2030 COMMERCIAL AERO OPPORTUNITY 3 RPM growth (1970 – 2030) Annual aircraft deliveries 0 500 1,000 1,500 2,000 2,500 3,000 2000 2005 2010 2015 2020 2025 2030 Single Aisle Wide Body Regional CAGR ~6% (miles, billions) (number of aircraft)

GOODRICH

Defense & Space



GOODRICH
Defense & Space
Sales = ~$2.5B
Industrial
~60%
Platforms
Rotary wing
Tactical jets
Trans & spec. mission A/C
Commercial aerospace
ISR
~40%
Payloads
Actuation & Guidance
Space systems / vehicles / other

Sales = ~$8.1B



Diversified Portfolio
$100M Annual OE/AM sales
2015
ISR Airborne
Actuation & guidance
ISR Space/ Other
Helo Other
UAS
US Air Force Tanker
AH-64
H-47
UH-1
Other tact.
NH-90
V-22
H-60
Other trans.
F-22
F-35
Typhoon
C-17
F-16
C-5
C-130
F-18
F-15
2010
Actuation & guidance
ISR Space/ Other
ISR Airborne
UAS
Helo Other
H-60
H-47
UH-1
Other tact.
V-22
NH-90
AH-64
Other trans.
F-22
Typhoon
F-35
C-130
F-18
F-15
F-16
C-5
C-17
Introduction
Growth
Maturity
Decline

4

747 Aftermarket OEM Aftermarket OEM STRONG AFTERMARKET CONTENT 5 A320 A330/340 Introduction Growth Maturity Decline A380 787 EMB190 777 A350 MRJ C Series C919 Goodrich: Broad presence on a growing fleet 2015 2010 747 Other OOP 757 787 A320 747NG A330/340 777 Other OOP 757 ERJ145 767 A300/ 310 MD11/ DC10 737NG A380 EMB190 ERJ145 767 717 A300/ 310 MD11/ DC10

kVA electric power % integrated controls # detectable faults More electric braking Reduced complexity and maintenance Boeing 767 – 1980s Boeing 777 – Boeing 787 – 2010s Electric Generation and distribution Wheels and Brakes Motor Controls Nacelles Integrated Propulsion System Improved efficiency and reliability Vehicle Health Monitoring Improved reliability and lower costs Distribution Networks Engine Controls Nacelle Actuation Generation Sensors Systems Next Generation System More intelligent… More electric… More integrated… CUSTOMER VALUE Integrated systems 6

CUSTOMER VALUE World class aftermarket support Field support Leading asset management programs Customer response center Extensive network 7

SYNERGIES / INTEGRATION PLANNING

Synergies

Base case

Costs

Run-rate synergies: $350M – $400M (year 5)

One-time P&L costs: ~$500M

- Public company/ administrative costs
- Facilities rationalization
- Supply chain
- Low cost sourcing

Upside

Sales

- Integrated systems
- Aftermarket network

EPS accretive in year 2

Organization



United Technologies
Aerospace Systems
Hamilton Sundstrand
GOODRICH
Nacelles & Interior Systems
GOODRICH
Actuation & Landing Systems
GOODRICH
Electronic Systems

Integration



Steering Committee
Full Time Integration Leader
Operations teams
Manufacturing
Procurement
Engineering
Aftermarket
Functional teams
HR
Finance
Legal
IT
Business unit teams
Hamilton Sundstrand
Nacelles & Interiors
Actuation & Landing
Electronic Systems

- Regular senior management review
- Joint GR/UTC representation
- Synergy capture focused

8

Valuation Price: $127.50 per share EV: $18.4B 2.5x LTM Sales 2.3x 2011E Sales 12.9x LTM EBITDA 11.7x 2011E EBITDA Funding 100% cash to Goodrich shareholders UTC to raise cash through: 75% debt offering 25% equity VALUATION AND FUNDING 9

Commercial Buildings Commercial Aero Military Aero Infrastructure Residential UTC AND GOODRICH 2011E Pro-forma ~$66B 10 ~$58B United Technologies GOODRICH Commercial Aero Military Aero Infrastructure Residential Commercial Buildings

Strategic to core Growth markets Real synergies Right value + + + 11 UTC Disciplined approach to M&A SUNDSTRANO CHUBB Linde Kidde GE Security GOODRICH